Exhibit 10.23

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(October 1, 2015)

This Amendment and Correction to Terminaling Services Agreement is made as of the 1st day of October, 2015 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Enjet, LLC, a Texas limited liability company (“Customer”).

RECITALS

A.          Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (the “Agreement”), which Agreement provides for the storage and handling of residual petroleum products as specified therein at the Terminal Facilities.

B.          Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.           Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.           Amendments.

2.1.           Stipulated Volumes. Schedule C of the Agreement shall be amended to reduce the Stipulated Volumes at the Baton Rouge Facility by 104,438 barrels effective October 1, 2015.

3.           No Other Modification. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement shall remain in full force and effect.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Terminaling Services Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Ken Fenton
Name: Ken Fenton
Title: Executive Vice President

ENJET, LLC

By:	/s/ LP Byler
Name: LP Byler
Title: President

AMENDED SCHEDULE C

(Effective as of October 1, 2015)

STIPULATED VOLUMES

Terminal	Stipulated Volume (barrels)	Initial Contract Term (estimated commencement 8-14-13)
Baton Rouge	589,306	5 Years
Galveston	439,900	5 Years
Total Stipulated Volumes	1,029,206

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